Exhibit 99.51

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-K

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 10/17/2005


Blended Coupon 5.8733%


Excess Protection Level
3 Month Average   N/A
January, 2001   7.15%
December, 2000   0.00%
November, 2000  N/A


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 7.87%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,705,277,271.10